EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q/A of Multimedia Platforms, Inc. for the fiscal quarter ended June 30, 2015, I, Bobby Blair, Chief Executive Officer of Multimedia Platforms, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q/A for the fiscal quarter ended June 30, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q/A for the fiscal quarter ended June 30, 2015, fairly presents, in all material respects, the financial condition and results of operations of Multimedia Platforms, Inc.

Dated: November 16, 2015	By:	/s/ Bobby Blair
Bobby Blair
Chairman and Chief Executive Officer
(Principal Executive Officer)